UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	June 26, 2020
(Date of earliest event reported)

BANK OF HAWAII CORP
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street	Honolulu	Hawaii	96813
(Address of principal executive offices)	(City)	(State)	(Zip Code)
(888) 643-3888
(Registrant's telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock	$.01 Par Value	BOH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2020, the Company announced the retirement of Mark A. Rossi, Vice Chairman, Chief Administrative Officer, General Counsel and Corporate Secretary from the Company to be effective on July 1, 2020. The Company and Mr. Rossi have agreed to extend his retirement date to December 31, 2020 and his previously announced Separation Agreement has been amended to reflect the extended retirement date as set forth in Amendment No. 1 to the Separation Agreement which was approved by the Human Resources and Compensation Committee of the Company (the “Committee”) on June 26, 2020. To provide for the orderly transition of Mr. Rossi’s duties and responsibilities, the Committee also approved on June 26, 2020 a Transition Consulting Agreement. The Transition Consulting Agreement provides Mr. Rossi will continue to serve as a consultant to the Company on an as-needed basis regarding its business and operations and the transition of his duties for a 24 month period from January 1, 2021 to December 31, 2022 (the “Transition Consulting Period”). For these services, Mr. Rossi will receive a transition consulting fee of $20,834.00 per month during the Transition Consulting Period. Payments made to Mr. Rossi pursuant to his Transition Consulting Agreement are subject to his compliance with certain covenants including those relating to nondisclosure of Company information, non-competition and non-solicitation.

A copy of Amendment No. 1 to the Separation Agreement and the Transition Consulting Agreement are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment No. 1 to the Separation Agreement
10.2 Transition Consulting Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020	Bank of Hawaii Corporation

	By:	/s/ Mark A. Rossi
Mark A. Rossi
Vice Chairman and Corporate Secretary